AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                    BETWEEN
                                JNL SERIES TRUST
                                      AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

      This AMENDMENT is made by and between JNL SERIES TRUST, a Massachusetts business trust ("Trust") and JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Adviser").

      WHEREAS,  the Trust and the Adviser are parties to an Amended and Restated
Investment   Advisory   and   Management   Agreement  dated  February  28,  2012
("Agreement").

      WHEREAS, the parties have agreed to amend Schedule A and Schedule B of the Agreement to add the following new funds ("New Funds"), to add each new fund's respective fee schedule, and to amend the following fund names ("Fund Name Changes"):

NEW FUNDS (EFFECTIVE APRIL 30, 2012):

1)  JNL/American Funds Balanced Allocation Fund;
2)  JNL/American Funds Growth Allocation Fund;
3) JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund;
4)  JNL/Morgan Stanley Mid Cap Growth Fund; and
5)  JNL/Neuberger Berman Strategic Income Fund.

FUND NAME CHANGES (EFFECTIVE APRIL 30, 2012):

1) JNL/Capital Guardian U.S. Growth Equity Fund to: JNL/UBS Large Cap Select Growth Fund; and
2)  JNL/Eagle Core Equity Fund to: JNL/DFA U.S. Core Equity Fund.

      NOW THEREFORE, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 30, 2012, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2012, attached hereto.

3. This Amendment may be executed in two or more counterparts, which together shall constitute one document.

      IN WITNESS WHEREOF, the Adviser and the Trust have caused this Amendment to be executed as of March 15, 2012, dated as of April 30, 2012.

JNL SERIES TRUST                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:    /s/ Kelly L. Crosser             By:    /s/ Mark D. Nerud
       -------------------------               -------------------------
Name:  Kelly L. Crosser                 Name:  Mark D. Nerud
Title: Assistant Secretary              Title: President and CEO

                                   SCHEDULE A
                              DATED APRIL 30, 2012
                                (List of Funds)

              ----------------------------------------------------
                                     FUNDS
              ----------------------------------------------------

                  JNL/American Funds Balanced Allocation Fund
              ----------------------------------------------------

                 JNL/American Funds Blue Chip Income and Growth
                                     Fund
              ----------------------------------------------------

                      JNL/American Funds Global Bond Fund
              ----------------------------------------------------

                 JNL/American Funds Global Small Capitalization
                                     Fund
              ----------------------------------------------------

                   JNL/American Funds Growth Allocation Fund
              ----------------------------------------------------

                     JNL/American Funds Growth-Income Fund
              ----------------------------------------------------

                     JNL/American Funds International Fund
              ----------------------------------------------------

                       JNL/American Funds New World Fund
              ----------------------------------------------------

                     JNL/AQR Managed Futures Strategy Fund
              ----------------------------------------------------

                    JNL/BlackRock Commodity Securities Fund
              ----------------------------------------------------

                      JNL/BlackRock Global Allocation Fund
              ----------------------------------------------------

                   JNL/Brookfield Global Infrastructure Fund
              ----------------------------------------------------

                JNL/Capital Guardian Global Diversified Research
                                     Fund
              ----------------------------------------------------

                   JNL/Capital Guardian Global Balanced Fund
              ----------------------------------------------------

                         JNL/DFA U.S. Core Equity Fund
              ----------------------------------------------------

                         JNL/Eagle SmallCap Equity Fund
              ----------------------------------------------------

                 JNL/Eastspring Investments Asia ex-Japan Fund
              ----------------------------------------------------

                  JNL/Eastspring Investments China-India Fund
              ----------------------------------------------------

                 JNL/Franklin Templeton Founding Strategy Fund
              ----------------------------------------------------

                   JNL/Franklin Templeton Global Growth Fund
              ----------------------------------------------------

                JNL/Franklin Templeton Global Multisector Bond
                                     Fund
              ----------------------------------------------------

                       JNL/Franklin Templeton Income Fund
              ----------------------------------------------------

                JNL/Franklin Templeton International Small Cap
                                 Growth Fund
              ----------------------------------------------------

                  JNL/Franklin Templeton Mutual Shares Fund
              ----------------------------------------------------

                 JNL/Franklin Templeton Small Cap Value Fund
              ----------------------------------------------------

                    JNL/Goldman Sachs Core Plus Bond Fund
              ----------------------------------------------------

              ----------------------------------------------------
                                     FUNDS
              ----------------------------------------------------

                 JNL/Goldman Sachs Emerging Markets Debt Fund
              ----------------------------------------------------

                      JNL/Goldman Sachs Mid Cap Value Fund
              ----------------------------------------------------

                    JNL/Goldman Sachs U.S. Equity Flex Fund
              ----------------------------------------------------

                         JNL Institutional Alt 20 Fund
              ----------------------------------------------------

                         JNL Institutional Alt 35 Fund
              ----------------------------------------------------

                         JNL Institutional Alt 50 Fund
              ----------------------------------------------------

                         JNL Institutional Alt 65 Fund
              ----------------------------------------------------

                    JNL/Invesco International Growth Fund
              ----------------------------------------------------

                       JNL/Invesco Large Cap Growth Fund
              ----------------------------------------------------

                      JNL/Invesco Global Real Estate Fund
              ----------------------------------------------------

                       JNL/Invesco Small Cap Growth Fund
              ----------------------------------------------------

                          JNL/Ivy Asset Strategy Fund
              ----------------------------------------------------

                    JNL/JPMorgan International Value Fund
              ----------------------------------------------------

                        JNL/JPMorgan MidCap Growth Fund
              ----------------------------------------------------

                JNL/JPMorgan U.S. Government & Quality Bond Fund
              ----------------------------------------------------

                        JNL/Lazard Emerging Markets Fund
              ----------------------------------------------------

                         JNL/Lazard Mid Cap Equity Fund
              ----------------------------------------------------

                           JNL/M&G Global Basics Fund
              ----------------------------------------------------

                          JNL/M&G Global Leaders Fund
              ----------------------------------------------------

                 JNL/Mellon Capital Management Bond Index Fund
              ----------------------------------------------------

                    JNL/Mellon Capital Management Dow Jones
                    U.S. Contrarian Opportunities Index Fund
              ----------------------------------------------------

                 JNL/Mellon Capital Management Emerging Markets
                                   Index Fund
              ----------------------------------------------------

                 JNL/Mellon Capital Management European 30 Fund
              ----------------------------------------------------

                JNL/Mellon Capital Management Global Alpha Fund
              ----------------------------------------------------

                   JNL/Mellon Capital Management Index 5 Fund
              ----------------------------------------------------

                  JNL/Mellon Capital Management International
                                  Index Fund
              ----------------------------------------------------

                  JNL/Mellon Capital Management Pacific Rim 30
                                      Fund
              ----------------------------------------------------

                 JNL/Mellon Capital Management Small Cap Index
                                      Fund
              ----------------------------------------------------

              ----------------------------------------------------
                                     FUNDS
              ----------------------------------------------------

                   JNL/Mellon Capital Management 10 x 10 Fund
              ----------------------------------------------------

                JNL/Mellon Capital Management S&P 500 Index Fund
              ----------------------------------------------------

                  JNL/Mellon Capital Management S&P 400 MidCap
                                   Index Fund
              ----------------------------------------------------

                     JNL/Morgan Stanley Mid Cap Growth Fund
              ----------------------------------------------------

                   JNL/Neuberger Berman Strategic Income Fund
              ----------------------------------------------------

                       JNL/Oppenheimer Global Growth Fund
              ----------------------------------------------------

                   JNL/PPM America Floating Rate Income Fund
              ----------------------------------------------------

                           JNL/PIMCO Real Return Fund
              ----------------------------------------------------

                        JNL/PIMCO Total Return Bond Fund
              ----------------------------------------------------

                      JNL/PPM America High Yield Bond Fund
              ----------------------------------------------------

                       JNL/PPM America Mid Cap Value Fund
              ----------------------------------------------------

                      JNL/PPM America Small Cap Value Fund
              ----------------------------------------------------

                       JNL/PPM America Value Equity Fund
              ----------------------------------------------------

                    JNL/Red Rocks Listed Private Equity Fund
              ----------------------------------------------------

                   JNL/T. Rowe Price Established Growth Fund
              ----------------------------------------------------

                     JNL/T. Rowe Price Mid-Cap Growth Fund
              ----------------------------------------------------

                     JNL/T. Rowe Price Short-Term Bond Fund
              ----------------------------------------------------

                          JNL/T. Rowe Price Value Fund
              ----------------------------------------------------

                             JNL/WMC Balanced Fund
              ----------------------------------------------------

                           JNL/WMC Money Market Fund
              ----------------------------------------------------

                               JNL/WMC Value Fund
              ----------------------------------------------------

                          JNL/S&P Managed Growth Fund
              ----------------------------------------------------

                       JNL/S&P Managed Conservative Fund
              ----------------------------------------------------

                      JNL/S&P Managed Moderate Growth Fund
              ----------------------------------------------------

                         JNL/S&P Managed Moderate Fund
              ----------------------------------------------------

                     JNL/S&P Managed Aggressive Growth Fund
              ----------------------------------------------------

                       JNL/S&P Competitive Advantage Fund
              ----------------------------------------------------

                    JNL/S&P Dividend Income & Growth Fund
              ----------------------------------------------------

              ----------------------------------------------------
                                     FUNDS
              ----------------------------------------------------

                          JNL/S&P Intrinsic Value Fund
              ----------------------------------------------------

                            JNL/S&P Total Yield Fund
              ----------------------------------------------------

                                 JNL/S&P 4 Fund
              ----------------------------------------------------

                      JNL/UBS Large Cap Select Growth Fund
              ----------------------------------------------------

                         JNL Disciplined Moderate Fund
              ----------------------------------------------------

                      JNL Disciplined Moderate Growth Fund
              ----------------------------------------------------

                          JNL Disciplined Growth Fund
              ----------------------------------------------------

                                   SCHEDULE B
                              DATED APRIL 30, 2012
                                 (Compensation)

--------------------------------------------------------------------------------
              FUND                              ASSETS            ADVISORY FEE
            ---------                         ---------          ---------------
                                                                  (Annual Rate
                                                                     Based on
                                                                   Average Net
                                                                  Assets of each
                                                                      Fund)
--------------------------------------------------------------------------------

 JNL/American Funds Balanced               $0 to $1 billion             .300%
 Allocation Fund                           Over $1 billion              .275%
--------------------------------------------------------------------------------

 JNL/American Funds Blue Chip Income       $0 to $1 billion              .70%
 and Growth Fund                           Over $1 billion               .65%
--------------------------------------------------------------------------------

 JNL/American Funds Global Bond Fund       $0 to $1 billion              .70%
                                           Over $1 billion               .65%
--------------------------------------------------------------------------------

 JNL/American Funds Global Small           $0 to $1 billion              .75%
 Capitalization Fund                       Over $1 billion               .70%
--------------------------------------------------------------------------------

 JNL/American Funds Growth Allocation      $0 to $1 billion             .300%
 Fund                                      Over $1 billion              .275%
--------------------------------------------------------------------------------

 JNL/American Funds Growth-Income Fund     $0 to $1 billion              .70%
                                           Over $1 billion               .65%
--------------------------------------------------------------------------------

 JNL/American Funds International Fund     $0 to $1 billion              .85%
                                           Over $1 billion               .80%
--------------------------------------------------------------------------------

 JNL/American Funds New World Fund         $0 to $1 billion             1.05%
                                           Over $1 billion              1.00%
--------------------------------------------------------------------------------

JNL/AQR Managed Futures Strategy Fund      $0 to $500 million            .95%
                                           $500 million to $1            .90%
                                           billion                       .85%
                                           Over $1 billion
--------------------------------------------------------------------------------

JNL/BlackRock Commodity Securities Fund    $0 to $300 million            .70%
                                           Over $300 million             .60%
--------------------------------------------------------------------------------

JNL/BlackRock Global Allocation Fund       $0 to $1 billion              .75%
                                           Over $1 billion               .70%
--------------------------------------------------------------------------------

JNL/Brookfield Global Infrastructure       $0 to $1 billion              .80%
Fund                                       Over $1 billion               .75%
--------------------------------------------------------------------------------

JNL/Capital Guardian Global                $0 to $150 million            .75%
Diversified Research Fund                  $150 million to               .70%
                                           $500 million
                                           $500 million to
                                           $750 million                  .65%
                                           Over $750 million             .60%
-------------------------------------------------------------------------------

JNL/Capital Guardian Global Balanced       $0 to $500 million            .65%
Fund                                       Over $500 million             .60%
--------------------------------------------------------------------------------

JNL/DFA U.S. Core Equity Fund              $0 to $100 million            .65%
                                           $100 million to
                                           $300 million                  .60%
                                           Over $300 million             .55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              FUND                              ASSETS            ADVISORY FEE
            --------                           --------          ---------------
                                                                  (Annual Rate
                                                                    Based on
                                                                   Average Net
                                                                  Assets of each
                                                                       Fund)
--------------------------------------------------------------------------------

JNL/Eagle SmallCap Equity Fund             $0 to $100 million            .75%
                                           $100 million to               .70%
                                           $500 million
                                           Over $500 million             .65%
--------------------------------------------------------------------------------

JNL/Eastspring Investments Asia ex-Japan   $0 to $500 million            .90%
Fund                                       Over $500 million             .85%
--------------------------------------------------------------------------------

JNL/Eastspring Investments China-India     $0 to $500 million            .90%
Fund                                       Over $500 million             .85%
--------------------------------------------------------------------------------

JNL/Franklin Templeton Founding Strategy   All Assets                      0%
Fund
--------------------------------------------------------------------------------

JNL/Franklin Templeton Global Growth       $0 to $300 million            .75%
Fund                                       $300 million to
                                           $500 million                  .65%
                                           Over $500 million             .60%
--------------------------------------------------------------------------------

JNL/Franklin Templeton Global              $0 to $1 billion              .75%
Multisector Bond Fund                      Over $1 billion               .70%
--------------------------------------------------------------------------------

JNL/Franklin Templeton Income Fund         $0 to $100 million            .80%
                                           $100 million to               .75%
                                           $200 million
                                           $200 million to
                                           $500 million                  .65%
                                           Over $500 million             .60%
--------------------------------------------------------------------------------

JNL/Franklin Templeton International       $0 to $500 million            .95%
Small Cap Growth Fund                      Over $500 million             .90%
--------------------------------------------------------------------------------

JNL/Franklin Templeton Mutual Shares       $0 to $500 million            .75%
Fund                                       Over $500 million             .70%
--------------------------------------------------------------------------------

JNL/Franklin Templeton Small Cap Value     $0 to $200 million            .85%
Fund                                       $200 million to
                                           $500 million                  .77%
                                           Over $500 million              .75%
--------------------------------------------------------------------------------

JNL/Goldman Sachs Core Plus Bond Fund      $0 to $500 million            .60%
                                           Over $500 million             .55%
--------------------------------------------------------------------------------

JNL/Goldman Sachs Emerging Markets Debt    $0 to $200 million            .75%
Fund                                       $200 million to $1
                                           billion                       .70%
                                           Over $1 billion              .675%
--------------------------------------------------------------------------------

JNL/Goldman Sachs Mid Cap Value Fund       $0 to $100 million            .75%
                                           Over $100 million             .70%
--------------------------------------------------------------------------------

JNL/Goldman Sachs U.S. Equity Flex Fund    $0 to $300 million            .80%
                                           Over $300 million             .75%
--------------------------------------------------------------------------------

JNL Institutional Alt 20 Fund              $0 to $500 million            .15%
                                           Over $500 million             .10%
--------------------------------------------------------------------------------

JNL Institutional Alt 35 Fund              $0 to $500 million            .15%
                                           Over $500 million             .10%
--------------------------------------------------------------------------------

JNL Institutional Alt 50 Fund              $0 to $500 million            .15%
                                           Over $500 million             .10%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              FUND                              ASSETS             ADVISORY FEE
            ---------                          --------          ---------------
                                                                  (Annual Rate
                                                                    Based on
                                                                   Average Net
                                                                  Assets of each
                                                                       Fund)
--------------------------------------------------------------------------------

JNL Institutional Alt 65 Fund              $0 to $500 million            .15%
                                           Over $500 million             .10%
--------------------------------------------------------------------------------

JNL/Invesco International Growth Fund      $0 to $150 million            .70%
                                           $150 million to
                                           $500 million                  .65%
                                           Over $500 million             .60%
--------------------------------------------------------------------------------

JNL/Invesco Large Cap Growth Fund          $0 to $150 million            .70%
                                           Over $150 million             .65%
--------------------------------------------------------------------------------

JNL/Invesco Global Real Estate Fund        $0 to $50 million             .75%
                                           Over $50 million              .70%
--------------------------------------------------------------------------------

JNL/Invesco Small Cap Growth Fund          $0 to $300 million            .85%
                                           Over $300 million             .80%
--------------------------------------------------------------------------------

JNL/Ivy Asset Strategy Fund                $0 to $500 million            .90%
                                           $500 million to
                                           $1.5 billion                  .85%
                                           Over $1.5 billion            .825%
--------------------------------------------------------------------------------

JNL/JPMorgan International Value Fund      $0 to $150 million            .70%
                                           $150 million to
                                           $500 million                  .65%
                                           Over $500 million             .60%
--------------------------------------------------------------------------------

JNL/JPMorgan MidCap Growth Fund            $0 to $250 million            .70%
                                           $250 million to
                                           $750 million                  .65%
                                           $750 million to
                                           $1,500 million                .60%
                                           Over $1,500 million           .55%
--------------------------------------------------------------------------------

JNL/JPMorgan U.S. Government & Quality     $0 to $150 million            .50%
Bond Fund                                  $150 million to $300
                                           million                       .45%
                                           $300 million to $500
                                           million                       .40%
                                           Over $500 million             .35%
--------------------------------------------------------------------------------

JNL/Lazard Emerging Markets Fund           $0 to $100 million           1.00%
                                           $100 million to $250          .90%
                                           million
                                           Over $250 million             .85%
--------------------------------------------------------------------------------

JNL/Lazard Mid Cap Equity Fund             $0 to $50 million             .75%
                                           $50 million to $250           .70%
                                           million
                                           Over $250 million             .65%
--------------------------------------------------------------------------------

JNL/M&G Global Basics Fund                 $0 to $500 million            .85%
                                           Over $500 million             .80%
--------------------------------------------------------------------------------

JNL/M&G Global Leaders Fund                $0 to $500 million            .85%
                                           Over $500 million             .80%
--------------------------------------------------------------------------------

JNL/Mellon Capital Management Emerging     $0 to $500 million            .40%
Markets Index Fund                         Over $500 million             .35%
--------------------------------------------------------------------------------

JNL/Mellon Capital Management Bond Index   $0 to $500 million            .30%
Fund                                       $500 million to $750
                                           million                       .25%
                                           Over $750 million             .24%
--------------------------------------------------------------------------------

JNL/Mellon Capital Management Dow Jones    $0 to $1 billion             .325%
U.S. Contrarian Opportunities Index Fund   Over $1 billion              .300%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              FUND                              ASSETS             ADVISORY FEE
            ---------                          --------          ---------------
                                                                  (Annual Rate
                                                                    Based on
                                                                   Average Net
                                                                  Assets of each
                                                                       Fund)
--------------------------------------------------------------------------------

JNL/Mellon Capital Management Global       $0 to $500 million           1.00%
Alpha Fund                                 Over $500 million             .90%
--------------------------------------------------------------------------------

JNL/Mellon Capital Management European     $0 to $50 million             .37%
30 Fund                                    $50 to $100 million           .31%
                                           Over $100 million             .28%
--------------------------------------------------------------------------------

JNL/Mellon Capital Management Index 5      All assets                     0%
Fund
--------------------------------------------------------------------------------

JNL/Mellon Capital Management              $0 to $500 million            .30%
International Index Fund                   $500 million to $750
                                           million                       .25%
                                           Over $750 million             .24%
--------------------------------------------------------------------------------

JNL/Mellon Capital Management Pacific      $0 to $50 million             .37%
Rim 30 Fund                                $50 to $100 million           .31%
                                           Over $100 million             .28%
--------------------------------------------------------------------------------

JNL/Mellon Capital Management Small Cap    $0 to $500 million            .29%
Index Fund                                 $500 million to $750
                                           million                       .24%
                                           Over $750 million             .23%
--------------------------------------------------------------------------------

JNL/Mellon Capital Management 10 x 10      All assets                      0%
Fund
--------------------------------------------------------------------------------

JNL/Mellon Capital Management S&P 500      $0 to $500 million            .29%
Index Fund                                 $500 million to $750
                                           million                       .24%
                                           Over $750 million             .23%
--------------------------------------------------------------------------------

JNL/Mellon Capital Management S&P 400      $0 to $500 million            .29%
MidCap Index Fund                          $500 million to $750
                                           million                       .24%
                                           Over $750 million             .23%
--------------------------------------------------------------------------------

JNL/Morgan Stanley Mid Cap Growth Fund     $0 to $1 billion              .75%
                                           Over $1 billion               .70%
--------------------------------------------------------------------------------

JNL/Neuberger Berman Strategic Income      $0 to $1 billion              .60%
Fund                                       Over $1 billion               .55%
--------------------------------------------------------------------------------

JNL/Oppenheimer Global Growth Fund         $0 to $300 million            .70%
                                           Over $300 million             .60%
--------------------------------------------------------------------------------

JNL/PIMCO Real Return Fund                 $0 to $1 billion              .50%
                                           Over $1 billion              .475%
--------------------------------------------------------------------------------

JNL/PIMCO Total Return Bond Fund           All assets                    .50%
--------------------------------------------------------------------------------

JNL/PPM America Floating Rate Income       $0 to $500 million            .65%
Fund                                       Over $500 million             .60%
--------------------------------------------------------------------------------

JNL/PPM America High Yield Bond Fund       $0 to $150 million            .50%
                                           $150 million to $500
                                           million                       .45%
                                           Over $500 million            .425%
--------------------------------------------------------------------------------

JNL/PPM America Mid Cap Value Fund         $0 to $500 million            .75%
                                           Over $500 million             .70%
--------------------------------------------------------------------------------

JNL/PPM America Small Cap Value Fund       $0 to $500 million            .75%
                                           Over $500 million             .70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              FUND                              ASSETS             ADVISORY FEE
            ---------                          --------          ---------------
                                                                  (Annual Rate
                                                                    Based on
                                                                   Average Net
                                                                  Assets of each
                                                                       Fund)
--------------------------------------------------------------------------------

JNL/PPM America Value Equity Fund          $0 to $300 million            .55%
                                           Over $300 million             .50%
--------------------------------------------------------------------------------

JNL/Red Rocks Listed Private Equity Fund   $0 to $200 million            .85%
                                           Over $200 million             .80%
--------------------------------------------------------------------------------

JNL/T. Rowe Price Established Growth       $0 to $150 million            .65%
Fund                                       $150 to $500 million          .60%
                                           Over $500 million             .55%
--------------------------------------------------------------------------------

JNL/T. Rowe Price Mid-Cap Growth Fund      $0 to $150 million            .75%
                                           Over $150 million             .70%

--------------------------------------------------------------------------------

JNL/T. Rowe Price Short-Term Bond Fund     $0 to $250 million            .45%
                                           $250 million to $1.5
                                           billion                       .40%
                                           Over $1.5 billion            .375%
--------------------------------------------------------------------------------

JNL/T. Rowe Price Value Fund               $0 to $150 million            .70%
                                           $150 to $500 million          .65%
                                           Over $500 million             .60%
--------------------------------------------------------------------------------

JNL/WMC Balanced Fund                      $0 to $50 million             .55%
                                           $50 million to $150
                                           million                       .50%
                                           $150 million to $300
                                           million                      .475%
                                           $300 million to $500
                                           million                       .45%
                                           Over $500 million            .425%
--------------------------------------------------------------------------------

JNL/WMC Money Market Fund                  $0 to $500 million           0.28%
                                           Over $500 million            0.25%
--------------------------------------------------------------------------------

JNL/WMC Value Fund                         $0 to $300 million            .55%
                                           $300 million to $500
                                           million                       .50%
                                           Over $500 million             .45%
--------------------------------------------------------------------------------

JNL/S&P Managed Growth Fund                $0 to $500 million            .13%
                                           Over $500 million             .08%
--------------------------------------------------------------------------------

JNL/S&P Managed Conservative Fund          $0 to $500 million            .13%
                                           Over $500 million             .08%
--------------------------------------------------------------------------------

JNL/S&P Managed Moderate Growth Fund       $0 to $500 million            .13%
                                           Over $500 million             .08%
--------------------------------------------------------------------------------

JNL/S&P Managed Moderate Fund              $0 to $500 million            .13%
                                           Over $500 million             .08%
--------------------------------------------------------------------------------

JNL/S&P Managed Aggressive Growth Fund     $0 to $500 million            .13%
                                           Over $500 million             .08%
--------------------------------------------------------------------------------

JNL/S&P Competitive Advantage Fund         $0 to $500 million            .40%
                                           Over $500 million             .35%
--------------------------------------------------------------------------------

JNL/S&P Dividend Income & Growth Fund      $0 to $500 million            .40%
                                           Over $500 million             .35%
--------------------------------------------------------------------------------

JNL/S&P Intrinsic Value Fund               $0 to $500 million            .40%
                                           Over $500 million             .35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              FUND                              ASSETS             ADVISORY FEE
            ---------                          --------          ---------------
                                                                  (Annual Rate
                                                                    Based on
                                                                   Average Net
                                                                  Assets of each
                                                                       Fund)
--------------------------------------------------------------------------------

JNL/S&P Total Yield Fund                   $0 to $500 million            .40%
                                           Over $500 million             .35%
--------------------------------------------------------------------------------

JNL/S&P 4 Fund                             All Assets                      0%
--------------------------------------------------------------------------------

JNL/UBS Large Cap Select Growth Fund       $0 to $150 million            .70%
                                           $150 million to $500
                                           million                       .65%
                                           $500 million to $750
                                           million                       .60%
                                           Over $750 million             .55%
--------------------------------------------------------------------------------

JNL Disciplined Moderate Fund              $0 to $500 million            .13%
                                           Over $500 million             .08%
--------------------------------------------------------------------------------

JNL Disciplined Moderate Growth Fund       $0 to $500 million            .13%
                                           Over $500 million             .08%
--------------------------------------------------------------------------------

JNL Disciplined Growth Fund                $0 to $500 million            .13%
                                           Over $500 million             .08%
--------------------------------------------------------------------------------